Exhibit 10.14.3.1

FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT

     This First Amendment (this “Amendment”) to the Note Purchase Agreement referenced below is entered into as of April 8, 2004, among CapitalSource Funding II Trust, a Delaware statutory trust (the “Issuer”), CS Funding II Depositor LLC, a Delaware limited liability company, as Depositor (in such capacity, the “Depositor”), CapitalSource Finance LLC, a Delaware limited liability company (“CapitalSource”), as Loan Originator (in such capacity, the “Loan Originator”) and as Servicer (in such capacity, the “Servicer”) and Citigroup Global Markets Realty Corp (the “Purchaser”).

R E C I T A L S:

     WHEREAS, the Issuer, the Depositor, CapitalSource, the Loan Originator the Servicer and the Purchaser are parties to the Note Purchase Agreement, dated as of September 17, 2003 (as amended, supplemented and otherwise modified from time to time, the “Note Purchase Agreement”);

     WHEREAS, the Issuer has requested that certain provisions of the Note Purchase Agreement be amended, on the terms and subject to the conditions set forth in this Amendment, to increase the Maximum Note Principal Balance to permit, in connection with the Grant by the Issuer to the Indenture Trustee of all of its right, title and interest in, to and under the Alarm Service Loans, the purchase of Additional Note Principal Balances secured by the Collateral;

     NOW, THEREFORE, in consideration of the mutual covenants and undertakings herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Amendments to the Note Purchase Agreement. Upon the execution and delivery of this Amendment and satisfaction of the conditions precedent set forth herein, the definition of “Maximum Note Principal Balance” in Section 1.01 of the Note Purchase Agreement is hereby amended and restated in its entirety as follows:

     “Maximum Note Principal Balance” means an amount equal to $400,000,000, less (i) the aggregate outstanding Note Principal Balance of the Purchased Notes, less (ii) any reductions pursuant to Section 2.06 of the Sale and Servicing Agreement, plus (iii) the product of (x) the Purchase Price Percentage and (y) the outstanding unpaid principal balance of the Alarm Service Loans included in the Loan Pool prior to the related date of determination, minus the amount (calculated without duplication) by which such Alarm Service Loans exceed any applicable Concentration Limitations as of such date of determination, minus the aggregate amount of Charged-Off Loans (calculated without duplication) in respect of any Alarm Service Loans as of such date of determination.

     2. Conditions Precedent. The effectiveness of this Amendment shall be subject to satisfaction (or waiver by the Purchaser) of the following conditions precedent:

     (a) Execution and Delivery of this Amendment. Each of the parties hereto shall have executed and delivered this Amendment.

     (b) Execution and Delivery of First Amendment to Sale and Servicing Agreement. Each of the parties shall have executed and delivered the First Amendment to the Sale and Servicing Agreement, dated as of April 8, 2004 (as amended, supplemented and otherwise modified from time to time, the “First Amendment to the Sale and Servicing Agreement”), among the Issuer, the Depositor, CapitalSource, the Loan Originator, the Servicer, the Indenture Trustee, the Paying Agent, the Collateral Custodian and the Backup Servicer, and the Purchaser shall have acknowledged and consented to the First Amendment to the Sale and Servicing Agreement.

     (c) No Default or Event of Default. No Default or Event of Default shall have occurred or be continuing.

     3. No Reliance. Each of the Loan Originator, the Depositor and the Issuer hereby acknowledges that it has not relied on the Purchaser or any of its officers, directors, employees, agents and “control persons” as such term is used under the Act and under the Securities Exchange Act of 1934, as amended, for any tax, accounting, legal or other professional advice in connection with the transactions contemplated by this Amendment or the Basic Documents, that each of the Loan Originator, the Depositor and the Issuer has retained and been advised by such tax, accounting, legal and other professionals as it has deemed necessary in connection with the transactions contemplated by this Amendment and the Basic Documents and that the Purchaser makes no representation or warranty, and shall have no liability with respect to, the tax, accounting or legal treatment or implications relating to the transactions contemplated by this Amendment and the Basic Documents.

     4. Defined Terms; Headings. All capitalized terms used herein, unless otherwise defined herein, have the same meanings provided herein or in the Note Purchase Agreement. The headings of the various Sections of this Amendment have been inserted for convenience of reference only and shall not be deemed to be part of this Amendment.

     5. Limited Amendment. This Amendment is limited precisely as written and shall not be deemed to (a) be a consent to a waiver or any other term or condition of the Note Purchase Agreement, the other Basic Documents or any of the documents referred to therein or executed in connection therewith or (b) prejudice any right or rights the Purchaser may now have or may have in the future under or in connection with the Note Purchase Agreement, the other Basic Documents or any documents referred to therein or executed in connection therewith. Whenever the Note Purchase Agreement is referred to in the Note Purchase Agreement or any of the instruments, agreements or other documents or papers executed and delivered in connection therewith, it shall be deemed to mean the Note Purchase Agreement, as the case may be, as modified by this Amendment. Except as hereby amended, no other term, condition or provision of the Note Purchase Agreement shall be deemed modified or amended, and this Amendment shall not be considered a novation and all terms and conditions of the Note Purchase Agreement shall remain in full force and effect and are hereby ratified in all respects.

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     6. Construction; Severability. This Amendment is a document executed pursuant to the Note Purchase Agreement and shall (unless otherwise expressly indicated therein) be construed, administered or applied in accordance with the terms and provisions thereof. If any one or more of the covenants, agreements, provisions or terms of this Amendment shall be held invalid in a jurisdiction for any reason whatsoever, then, in such jurisdiction, such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Amendment.

     7. Counterparts; Facsimile Signature. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. The parties may execute facsimile copies of this Amendment and the facsimile signature of any such party shall be deemed an original and fully binding on said party.

     8. Governing Law. This Amendment shall be governed by, subject to and construed in accordance with the applicable terms and provisions of Section 11.06 (Governing Law; Jurisdiction) of the Note Purchase Agreement, which terms and provisions are incorporated herein by reference.

     9. Limitation on Liability. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee of CapitalSource Funding II Trust, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents.

     10. Binding Effect; Assignability. This Amendment shall be governed by, subject to and construed in accordance with the applicable terms and provisions of Section 11.04 (Binding Effect; Assignability) of the Note Purchase Agreement, which terms and provisions are incorporated herein by reference.

[Remainder of Page Intentionally Left Blank. Signature Pages Follow.]

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     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to the Note Purchase Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

CAPITALSOURCE FUNDING II TRUST,
By:	Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee

By:	/s/ Pierrette Bradshaw

Name:	Pierrette Bradshaw
Title:	General Counsel

CS FUNDING II DEPOSITOR LLC,
as Depositor

By:	/s/ Pierrette Bradshaw

Name:	Pierrette Bradshaw
Title:	General Counsel

CAPITALSOURCE FINANCE LLC,
as CapitalSource, Loan Originator and Servicer

By:	/s/ Pierrette Bradshaw

Name:	Pierrette Bradshaw
Title:	General Counsel

[Signature Pages to Fifth Amendment to Amended and Restated Senior Secured Credit Agreement]

CITIGROUP GLOBAL MARKETS REALTY CORP.,
as Purchaser

By:	/s/ John Eck

Name:	John Eck
Title:	Vice President

[Signature Pages to Fifth Amendment to Amended and Restated Senior Secured Credit Agreement]